UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2015 (October 5, 2015)

RLJ ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
001-35675	45-4950432
(Commission File Number)	(IRS Employer Identification Number)

RLJ Entertainment, Inc.
8515 Georgia Avenue, Suite 650
Silver Spring, Maryland
(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 608-2115

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A is an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by RLJ Entertainment, Inc. (“Company”) with the Securities and Exchange Commission (the “SEC”) on October 8, 2015, (Event Date of October 5, 2015), concerning Andrew Wilson’s resignation as the Company’s Chief Financial Officer to pursue another business opportunity.  Mr. Wilson’s resignation is effective November 8, 2015, rather than November 12, 2015 as previously stated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.

Date: October 22, 2015	By:/s/ MIGUEL PENELLA
Name: Miguel Penella
Title: Chief Executive Officer